SCHEDULE 14A
                                 (RULE 14A-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant |X|

Filed by a Party other than the Registrant |_|

Check the appropriate box:

|X| Preliminary proxy statement      |_| Confidential, for use of the Commission
                                         Only (as permitted by Rule 14a-6(e)(2))
|_| Definitive proxy statement
|_| Definitive additional materials
|_| Soliciting Materials Under Rule 14a-12

                                 IBX GROUP, INC.
                                 ---------------
                (Name of Registrant as Specified in Its Charter)

    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

|X|  No fee required.

|X|  Fee computed on table below per Exchange Act Rules 14a-6(i) and 0-11

(1)  Title of each class of securities to which transaction applies: Common
     Stock

(2)  Aggregate number of securities to which transactions applies:

(3) Per unit price of other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)  Proposed maximum aggregate value of transaction:

(5)  Total fee paid:

|_|  Fee paid previously with preliminary materials.

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)  Amount Previously Paid:

(2)  Form, Schedule or Registration Statement No.:

(3)  Filing Party:

(4)  Date Filed:

                               PROXY STATEMENT FOR
                                 IBX GROUP, INC.
                             350 Jim Moran Boulevard
                         Deerfield Beach, Florida 33442
                                 (954) 312-1660

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD JUNE 24, 2004

Dear Shareholders:

At our annual meeting of shareholders (the "Annual Meeting") we will ask you to:

1. Elect four directors, each to serve for one year and until their successors have been duly elected and qualified;

2. Approve an amendment to IBX Group's Articles of Incorporation to increase the authorized common stock from 100,000,000 shares to 500,000,000 shares.

3.   Approve the IBX 2003 Equity Incentive Plan; and

4 Transact any other business that may properly be presented at the Annual Meeting or any adjournment thereof.

If you were a shareholder of record at the close of business on May 10, 2004, you may vote at the Annual Meeting.


                                       By the Order of the Board of Directors,

                                       Evan Brovenick
                                       President and Chief Executive Officer


Deerfield Beach, Florida
May __, 2004

                                 IBX GROUP, INC.
                                 PROXY STATEMENT
                               DATED MAY __, 2004
                         ANNUAL MEETING OF STOCKHOLDERS

                 INFORMATION ABOUT THE ANNUAL MEETING AND VOTING

 WHY DID YOU SEND ME THIS PROXY STATEMENT?

         We sent you this proxy statement and the enclosed proxy card because the board of directors of IBX Group, Inc., a Florida corporation (IBX or the Company), is soliciting your vote at the 2004 annual meeting of stockholders (Annual Meeting). This proxy statement summarizes the information you need to vote in an informed manner on the proposals to be considered at the Annual Meeting. However, you do not need to attend the Annual Meeting to vote your shares. Instead you may simply complete, sign and return the enclosed proxy card.

HOW MANY VOTES DO I HAVE?

         We will be sending this proxy statement, the attached Notice of Annual Meeting and the enclosed proxy card on or about May 12, 2004 to all stockholders. Stockholders who owned IBX common stock at the close of business on May 10, 2004 (Record Date) are entitled to one vote for each share of common stock they held on that date on all matters properly brought before the Annual Meeting. Similarly, the holder of Series A preferred stock is entitled to vote with the common stock, voting together and not as separate classes, on an "as converted" basis.

WHAT PROPOSALS WILL BE ADDRESSED AT THE ANNUAL MEETING?

         We will address the following proposals at the Annual Meeting:

         1. Election of four directors each to serve for one year and until their successors have been duly elected and qualified;

         2. Approval of an amendment to IBX's Articles of Incorporation to increase the authorized common stock from 100,000,000 shares to 500,000,000 shares.

         3. Approve the IBX 2003 Equity Incentive Plan; and

         4. The transaction of such other business as may properly come before the meeting or any adjournment thereof.

WHY WOULD THE ANNUAL MEETING BE POSTPONED?

         The Annual Meeting will be postponed if a quorum is not present on June 24, 2004. If shares representing more than 50% of the votes entitled to be cast at the Annual Meeting are present in person or by proxy, a quorum will be present and business can be transacted. If a quorum is not present, the Annual Meeting may be postponed to a later date when a quorum is obtained. Abstentions and broker non-votes are counted for purposes of determining the presence of a quorum for the transaction of business but are not counted as an affirmative vote for purposes of determining whether a proposal has been approved.

HOW DO I VOTE IN PERSON?

         If you plan to attend the Annual Meeting on June 24, 2004, or at a later date if it is postponed, at iBX's offices at 350 Jim Moran Boulevard, Deerfield Beach, Florida 33433 and vote in person, we will give you a ballot when you arrive. However, if your shares are held in the name of your broker, bank or other nominee, you must bring a power of attorney executed by the broker, bank or other nominee that owns the shares of record for your benefit, authorizing you to vote the shares.

HOW DO I VOTE BY PROXY?

         Whether you plan to attend the Annual Meeting or not, we urge you to complete, sign and date the enclosed proxy card and return it promptly in the envelope provided. Returning the proxy card will not affect your right to attend the Annual Meeting and vote in person.

         If you properly fill in your proxy card and send it to us in time to vote, your "proxy" (one of the individuals named on your proxy card) will vote your shares as you have directed. If you sign the proxy card but do not make specific choices, your proxy will vote your shares as recommended by the Board of Directors as follows:

         o "FOR" the election of four directors each to serve for one year and until their successors have been duly elected and qualified;

         o "FOR" approval of an amendment to IBX's Articles of Incorporation to increase the authorized common stock from 100,000,000 shares to 500,000,000 shares.

         o  "FOR" approval of the 2003 Equity Incentive Plan

         If any other matter is presented, your proxy will vote in accordance with his best judgment. At the time this proxy statement went to press, we knew of no matters that needed to be acted on at the Annual Meeting other than those discussed in this Proxy Statement.

MAY I REVOKE MY PROXY?

         If you give a proxy, you may revoke it at any time before it is exercised. You may revoke your proxy in any one of three ways:

         o  You may send in another proxy with a later date.

         o You may notify IBX in writing (by you or your attorney authorized in writing, or if the stockholder is a corporation, under its corporate seal, by an officer or attorney of the corporation) at our principal executive offices, before the Annual Meeting, that you are revoking your proxy.

         o  You may vote in person at the Annual Meeting.

WHERE ARE IBX'S PRINCIPAL EXECUTIVE OFFICES?

         Our principal executive offices are located at 350 Jim Moran Boulevard, Deerfield Beach, Florida 33442. Our telephone number is (954) 312-1660.

WHAT VOTE IS REQUIRED TO APPROVE EACH PROPOSAL?

         PROPOSAL 1: ELECTION OF DIRECTORS.

         A plurality of votes cast is required to elect director nominees. A nominee who receives a "plurality" means he has received more votes than any other nominee for the same director's seat. There are four nominees for the four seats. In the event no other nominations are received, management's nominees will be elected upon receiving one or more votes. All shares of IBX's common stock and the Series A preferred stock, voting on an as-converted basis and voting as a single class, will be entitled to vote. So, if you do not vote for the nominee, or you indicate "withhold authority to vote" for the nominee on your proxy card, your vote will not count either "for" or "against" the nominee.

         PROPOSAL 2: APPROVAL OF AN AMENDMENT TO IBX'S ARTICLES OF INCORPORATION TO INCREASE THE AUTHORIZED COMMON STOCK FROM 100,000,000 SHARES TO 500,000,000 SHARES.

         All shares of IBX's common stock and the Series B preferred stock voting on an as-converted basis and voting as a single class, will be entitled to vote. The affirmative vote of a majority of the votes entitled to be cast by the holders of the outstanding shares of common stock and the Series B preferred stock is required for approval of an amendment of the Articles of Incorporation increase the authorized common stock from 100,000,000 shares to 500,000,000 shares. Therefore, since a majority of all votes entitled to be cast is required, any shares that are not voted, including shares represented by a proxy which is marked "abstain," will, in effect, count "against" Proposal 2.

         Upon approval by the required stockholder vote, the amendment will become effective upon the filing of the Articles of Amendment to the Articles of Incorporation with the Department of State of the State of Florida, which filing is anticipated to occur during or shortly following the Annual Meeting. A copy of the Amendment to the Articles of Incorporation is included as Appendix A to this proxy statement.

         PROPOSAL 3: APPROVE THE 2003 EQUITY INCENTIVE PLAN.

         All shares of IBX's common stock, including the Series B preferred stock voting on an as-converted basis and voting as a single class, will be entitled to vote. The holders of an affirmative vote of a majority of the votes cast is required to approve Proposal 3. Therefore, any shares that are not voted, including shares represented by a proxy, which is marked "abstain," will not count either "for" or "against" Proposal 3.

WHO BEARS THE COST OF SOLICITING PROXIES?

         IBX will bear all costs of soliciting proxies in connection with this Proxy Statement.

HOW CAN I OBTAIN ADDITIONAL INFORMATION REGARDING IBX?

         IBX is subject to the informational requirements of the Securities Exchange Act of 1934, as amended ("Exchange Act"), which requires that IBX file reports, proxy statements and other information with the Securities and Exchange Commission ("SEC"). The SEC maintains a website on the Internet that contains reports, proxy and information statements and other information regarding registrants, including IBX, that file electronically with the SEC. The SEC's website address is www.sec.gov. In addition, IBX's Exchange Act filings may be inspected and copied at the public reference facilities of the SEC located at Room 1024, Judiciary Plaza, 450 Fifth Street, N.W., Washington, DC 20549; and at the SEC's regional offices at Citicorp Center, 500 West Madison Street, Room 1400, Chicago, IL 60661, and at 233 Broadway, New York, NY 10279. Copies of the material may also be obtained upon request and payment of the appropriate fee from the Public Reference Section of the SEC located at Room 1024, Judiciary Plaza, 450 Fifth Street, N.W., Washington, DC 20549.

                             PRINCIPAL SHAREHOLDERS

         The following tables disclose information concerning ownership of common stock by officers, directors and holders of 5% or more of our common stock. Our currently outstanding shares of common stock, for purposes of these calculations, are calculated based on information available as of March 15, 2004 and include both currently outstanding securities and securities which a named person has a right to acquire within 60 days following the date of this prospectus.

                                         Amount and Nature of
 Name and Address of Beneficial Owner    Beneficial Ownership  Percent of Class
 --------------------------------------  --------------------  ----------------
 Evan Brovenick .......................     19,040,500 (1)          16.3%
 David Blechman .......................      4,555,500 (2)           4.6
 Tucker Family Spendthrift Trust ......      3,949,501 (3)           4.1
 Calvo Family Spendthrift Trust .......      7,200,689 (4)           6.9
 Alvin Brovenick ......................              0                -
 Mitchell Hershey .....................              0                -
 Northbar Capital .....................        500,000 (5)            *
 Big Time Capital Group ...............     20,000,000 (6)          17.2
 Jericho State Capital Corp. of Florida     20,000,000 (6)          22.5
 All  officers  and  directors as a
  group (4 persons) ...................     23,596,000              20.1
_________

 *   Less than 1%.
(1) Includes 14,040,500 shares, 2,000,000 shares issuable upon conversion of Series B Preferred Stock and 3,000,000 shares issuable upon exercise of outstanding warrants.
(2) Includes 2,455,500 shares of common stock, 1,400,000 shares issuable upon conversion of outstanding Series B preferred stock and 700,000 shares of common stock issuable upon exercise of warrants.
(3) The Tucker family is comprised of Michelle Tucker, Leonard Miles Tucker, her husband, and their minor daughters Shayna and Montana. Includes 1,857,001 shares and 2,092,500 shares owned by Blue Lake Capital Corp., which is owned by members of the Tucker family. Does not include shares that may be issued upon conversion of the $174,000 note described above.
(4) The Calvo family is comprised of Cyndi Calvo; William A. Calvo, III, her husband; William, Alexander and Edward, their minor sons. All the shares are held by the Calvo Family Spendthrift Trust. Includes shares issuable upon conversion of preferred stock and exercise of warrants. Excludes 33,000 shares of Class A Nonvoting Convertible Preferred Stock that are convertible into 3,300,000 shares of common stock subject to certain restrictions, which common shares are included above. The terms of the Series A Preferred Stock prohibit the holder from owning more than 4.9% of the outstanding voting stock at any time. Accordingly, the Trust is unlikely to ever hold the number of shares set forth above at any time.
(5) Includes common stock owned. Does not include shares that may be issued upon conversion of $150,000 of debentures.
(6) Does not include shares that may be issued upon conversion of $200,000 of notes.

DIRECTORS AND EXECUTIVE OFFICERS

         The following persons are members of our board of directors and executive officers, in the capacities indicated:

 NAME                         AGE        POSITION
 ----                         ---        --------
 Evan Brovenick               43         Chairman of the Board, President and
                                         Chief Executive Officer
 David Blechman               53         Vice President, Secretary and Director
 Alvin Brovenick              73         Director
 Mitchell Hershey             45         Director

         EVAN R. BROVENICK has been chairman of the board, president and chief executive officer since the acquisition of PriMed in September 2001 and was a founder and president and chief executive officer of PriMed and its predecessors since its inception in 1999. From January 1994 until March 1999, Mr. Brovenick served as the director of marketing and business development for ManageMed, a healthcare services company.

         DAVID J. BLECHMAN has been vice president and secretary, since the acquisition of PriMed in September 2001 and was a founder and president and chief executive officer of PriMed and its predecessors since its inception in 1999. From January 1994 until March 1999, Mr. Blechman served as the director of technical services for ManageMed from January 1994 until March 1999.

         ALVIN BROVENICK has served as a member of PriMed's board of directors since its inception. Mr. Brovenick served materially similar roles with PriMed LC prior to its merger with PriMed. During the immediately preceding five years, in addition to his roles with PriMed and its predecessors, Mr. Brovenick served as the treasurer of ManageMed. He is the father of Evan Brovenick, PriMed's founder and president and is employed as a management consultant by IBX. Mr. Brovenick is a retired certified public accountant.

         MITCHELL HERSHEY is currently the Director of Field Operations for the 20th largest advertising agency in the USA, Zimmerman & Partners, Fort Lauderdale, Florida. Prior to this position which he has held for the past two years, Mr. Hershey spent1996-2000 at Saatchi & Saatchi Advertising, New York, the third largest advertising agency in the USA, as General Manager for Toyota Motors, USA. Previous positions have included advertising and marketing for corporations like Proctor & Gamble, General Mills, Dr. Pepper, Hertz, Budget Rent A Car, RJ Reynolds, Hueblein, Pabst Brewing and Club Med. Mr. Hershey holds an MBA in Marketing from Pace University in New York City and a B.S. in Management from the University of Florida.

         The directors hold office until the next annual meeting of the shareholders and until there successors have been duly elected or qualified.

EXECUTIVE COMPENSATION

         The following tables summarize the total compensation paid to Evan Brovenick, our chief executive officer and the other executive offers with compensation of at least $100,000 in 2003.

                                       SUMMARY COMPENSATION TABLE

                                        Annual Compensation                   Long-Term Compensation
                           ---------------------------------------------   -----------------------------
                                                             Other         Restricted     Securities
 Name and                                                    Annual           Stock       Underlying
 Principal Position        Year   Salary ($)    Bonus    Compensation(1)   Awards ($)   Options/SARs (#)
 -----------------------   ----   ----------   -------   ---------------   ----------   ----------------
 Evan Brovenick            2003                $87,000      $12,586        $14,700(2)          -
     President and Chief   2002    125,000        -          15,476           -                -
     Executive Officer     2001    100,000        -          15,000           -                -

 David Blechman            2003                   -          $7,996        $14,000(3)          -
    Vice President         2002    125,000        -          12,359           -                -
                           2001    100,000        -          15,000           -                -

 ---------
(1)  Includes car allowance, health coverage and life insurance.
(2)  Represents 210,000 shares valued at $.07 per share.
(3)  Represents 200,000 shares valued at $.07 per share.

GRANTS OF EQUITY INCENTIVES

         No options were granted to the executive officers named above in 2003.

COMPENSATION OF DIRECTORS

         We do not currently pay any compensation to our outside directors.

EMPLOYMENT CONTRACTS AND TERMINATION OF EMPLOYMENT AND CHANGE IN CONTROL ARRANGEMENTS.

         On December 19, 2001, we entered into an employment agreement with Evan Brovenick for a period ending on December 31, 2006. Mr. Brovenick's responsibilities involve all services, acts, or things necessary or advisable to serve as its president and chief executive officer including but not limited to assist in establishing our policies and strategic planning, identify potential acquisition candidates, assist in financial planning and capital formation and oversee our day to day operations.

         As compensation for his services, Mr. Brovenick will receive in 2004 an annual base compensation of $125,000. Subject to board approval, the annual base salary in each succeeding year will be equal to at least 110% of the annual base salary from the prior year.

         In addition to the monthly compensation, Mr. Brovenick was issued 6,600,000 shares of our common stock, that vest only if during the term of Mr. Brovenick's employment, IBX had a net pre-tax profit of at least one dollar as determined by our year-end audited financial statements. These shares vested as a result of the 2002 financial results.

         Mr. Brovenick will also be entitled to such other bonuses based upon our performance as determined in the sole and absolute discretion of the board of directors; will be offered health insurance coverage at no cost; be entitled to participate in such employee benefit programs as are offered to other employees; and be entitled to annual paid vacation Mr. Brovenick will also be reimbursed for out-of-pocket expenses incurred by him in the performance of his duties.

         We have the right to terminate the agreement for good cause or by reason of Mr. Brovenick's disability on 30 days' prior written notice to Mr. Brovenick. As used in the agreement, disability means Mr. Brovenick's inability caused by mental or physical illness to satisfactory perform his obligations and duties hereunder for a consecutive period in excess of 120 days during the term of the agreement or for a period of 180 out of a total of 360 work days; and, good cause means any breach by Mr. Brovenick of his obligations under the agreement, habitual neglect of duties, continued incapacity or inability to perform the obligations set forth in the agreement or the conviction of any felony. If Mr. Brovenick is terminated for any other reason than good cause, we will be obligated to pay Mr. Brovenick a severance payment of the greater of $100,000 or the remaining sums due under the agreement. The agreement also contains non-competition and confidentiality provisions.

         David Blechman's agreement is identical to Mr. Brovenick's except that he has not been granted any restricted stock.

BOARD MEETINGS AND COMMITTEES

         Until December 2003, our board of directors did not have any independent directors, as defined in the Sarbanes- Oxley Act. In December 2003, Mitchell Hershey was elected a director. We have been seeking additional independent directors, including a director that would satisfy the requirement of being an "audit committee financial expert" but have not yet found a suitable candidate. At such time as a second independent director is elected to the board, the audit committee, compensation committee and the corporate governance and nominating committees will become active.

         AUDIT COMMITTEE. Our board of directors has recently created an audit committee which will be directly responsible for the appointment, compensation, and oversight of the work of any registered public accounting firm employed by us (including resolution of disagreements between our management and the auditor regarding financial disclosure) for the purpose of preparing or issuing an audit report or related work. Our board has not yet adopted a written charter for the compensation committee. The audit committee will review and evaluate our internal control functions. Since the audit committee has been formed recently, there have been no meetings held or members appointed at the time of this proxy statement.

         The members of the audit committee will be independent as defined under
Section 10A of the Securities Exchange Act.

         COMPENSATION COMMITTEE. Our board of directors has recently created a compensation committee. However, no members to the committee have been appointed and the committee has not been formally organized. The compensation committee will make recommendations to the board of directors concerning salaries and compensation for our executive officers and employees. Our board has not yet adopted a written charter for the compensation committee. Since the compensation committee has been formed recently, there have been no meetings held or members appointed at the time of this proxy statement.

         CORPORATE GOVERNANCE AND NOMINATING COMMITTEE. Our board of directors has recently created a corporate governance and nominating committee. No meetings have been held or members appointed. The functions to be performed by the corporate governance and nominating committee include reviewing and assessing the performance of the board of directors and management, reviewing and reassessing the adequacy of the corporate governance principles of the Company selecting candidates to fill vacancies on the board of directors, reviewing the structure and composition of the board, and considering qualifications requisite for continuing board service. Any such recommendation for the 2005 Annual Meeting of Shareholders should be provided to our corporate secretary by January 31, 2005.

         During 2003, no shareholder presented any candidate for board membership for consideration, and iBX does not have a specific policy on shareholder-recommended director candidates. However, the board believes its process for evaluation of nominees proposed by shareholders would be no different from the process of evaluating any other candidate. In evaluating candidates, the board and the corporate governance and nominating committee will require that candidates possess, at a minimum, a desire to serve on the board, an ability to contribute to the effectiveness of the board, an understanding of the function of the board of a public company and relevant industry knowledge and experience. In addition, while not required of any one candidate, the board and the committee would consider favorably experience, education, training or other expertise in business or financial matters and prior experience serving on boards of public companies.

         Although iBX has not to date developed formal processes by which shareholders may communicate directly to directors, it believes that the informal process, in which any communication addressed to the board at iBX's offices at 350 Jim Moran Boulevard, Deerfield Beach, Florida 33442 in care of the Chairman of the Board, President or other corporate officer is forwarded to the board, has served the board's and its shareholders' needs. There is no screening process, and all shareholder communications which are received by officers for the board's attention are forwarded to the board. In view of recently adopted SEC disclosure requirements relating to this issue, the board may consider development of more specific procedures. Until any other procedures are developed, any communications to the board should be sent to it in care of the Chairman of the Board.

         The Corporate Governance and Nominating Committee's criteria and process for evaluating and identifying the candidate that it selects, or recommends to the full board for selection, as director nominees, are: (i) regular review of composition and size of the board; (ii) review of qualifications of candidates properly recommended or nominated by any qualifying stockholder; (iii) evaluation of the performance of the board and qualification of members of the board eligible for re-election: and (iv) consideration of the suitability of each candidate, including current members of the board, in light of the size and composition of the board. After such review and consideration, the Corporate Governance and Nominating Committee will recommend a slate of director nominees.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         Evan Brovenick, our president and chief executive officer, loaned us $93,000 in 2001 and $175,000 in 2000. The 2001 advances have been treated as a contribution to capital. At December 31, 2002, $454 was outstanding. During 2003 and 2004, Mr. Brovenick has loaned iBX funds at various times, which have been repaid as cash flow permitted. iBX never intentionally loaned Mr. Brovenick any funds. However, at December 31, 2003, there was a balance owed by Mr. Brovenick that was repaid in early 2004 when Mr. Brovenick loaned funds to iBX. Section 402 of the Sarbanes Oxley Act of 2002 and Section 13(k) of the Securities Exchange Act of 1934 make it "unlawful for any issuer, directly or indirectly...to extend or maintain credit...in the form of a personal loan to or for any director or executive officer of that issuer." These advances may constitute a violation of these laws. As a potential violation may have occurred, Section 307 of Sarbanes Oxley requires notification of this issue. As the loan has already been repaid in 2004 and the effects of the potential violation have been reversed, no further action on the part of iBX is required, other than to employ procedures designed to ensure that no violations of this type occur in the future.

         During 2002, Todd Adelstein and Tammi Shnider, the adult children of Steven Adelstein, a director, lent us an aggregate of $46,036 for operating expenses. In May 2002, the $46,036 loan from Mr. Adelstein and Ms. Shnider and $25,000 from an unrelated person was converted into a purchase of restricted stock at a price of $.10 per share. The Calvo Family Spendthrift Trust and the Tucker Family Spendthrift Trust each cancelled 425,000 class A warrants as part of this transaction.

         During 2002, the Calvo Family Spendthrift Trust and the Tucker Family Spendthrift Trust lent us an aggregate of $94,237. This amount was used to convert 942,366 outstanding warrants.

         In May 2002, the Calvo Family Spendthrift Trust and the Tucker Family Spendthrift Trust each agreed to transfer 425,000 class A warrants to lenders to IBX.

         Effective May 29, 2002, we entered into an Exchange Agreement with the Calvo Family Spendthrift Trust pursuant to which the trust exchanged 8,000,000 of the 9,682,325 shares of common stock it currently holds for 80,000 shares of the non-voting class A preferred stock . The agreement provides that the trust cannot own 5% or more of our voting securities. We determined to enter into the Exchange Agreement since William A. Calvo, a beneficiary of the trust, recently was found guilty of violating Section 5 of the Securities Act by reselling, or by being a necessary or substantial participant in the resale of, unregistered Systems of Excellence shares and that Diversified Corporate Consulting Group, a limited liability company of which Mr. Calvo was a member, had violated Section 17(a) of the Securities Act and Section 10(b) of the Exchange Act with respect to the fraudulent and manipulative trading in Systems of Excellence shares. The conversion into the class A preferred stock will help us to limit any control that Mr. Calvo may have over IBX. In 2003, 23,000 shares of this preferred stock was converted into common stock and in March 2004 24,000 shares were converted.

         In April 2003, Irv Freiberg entered into separate agreements with the Tucker Family Spendthrift Trust and the Calvo Family Spendthrift Trust pursuant to which he has the right to purchase all of the class A warrants from the Tucker Family Spendthrift Trust and all of the class E warrants from the Calvo Family Spendthrift Trust. The Trusts have agreed with Mr. Freiberg to not exercise the warrants so long as Mr. Freiberg purchases 1,000,000 warrants per month from each Trust. iBX agreed to pay Brett Finkelstein, a selling shareholder, or his designees a fee of $.005 per warrant for each warrant that is purchased by Mr. Freiberg and subsequently exercised. An aggregate of 19,790,000 warrants were exercised by Mr. Freiberg. IBX paid Mr. Freiberg $550,000 in 2003 for marketing and consulting services. An entity unaffiliated with Mr. Freiberg also purchased an aggregate of 13,500,000 warrants from the Trusts on the same terms as Mr. Freiberg.

         As of December 31, 2003, each of the Trusts were deemed to no longer be affiliates of IBX since their ownership was less than 10% of the outstanding shares and both parties have waived their rights to designate nominees to the board of directors. Given that each had also held their shares for over two years, each Trust was eligible to request that the legend be removed on their shares and that the shares could be sold without restriction under Rule 144(k). However, each has agreed that without approval of the chief executive officer of IBX, that it shall not sell more than 500,000 shares in any calendar month. In January 2004, the chief executive officer agreed to allow the Tucker Family Spendthrift Trust to sell 1,000,000 shares in January and February 2004 since IBX did not pay to the Trust on a timely basis funds owed upon the sale of warrants.

         iBX owed the Tucker Family Spendthrift Trust approximately $74,000 and the Calvo Family Spendthrift Trust approximately $115,000 with respect to the purchases of the warrants described above. In March 2004, the Tucker Family Spendthrift Trust loaned to iBX $100,000 and agreed to convert the $74,000 to iBX on the same terms. Also in March 2004, the Calvo Family Spendthrift Trust agreed to convert their amount into a half unit of the private placement, with the remainder paid in monthly payments until paid in full. The half unit represents 500 shares of Series B Preferred Stock and 500,000 warrants to purchase common stock at an exercise price of $.10 per share.

         The Tucker note provides for 8% interest, a maturity date of March 12, 2005and a security interest in all of iBX's assets. iBX is required to provide the holder with 90 days' notice of any prepayment, although there is no prepayment penalty. The note is convertible to common stock. The conversion price is the lowest of $.035, 70% of the closing bid price on the date of conversion or 70% of the offering price any offering by iBX until March 2005. iBX agreed to include the shares issuable upon the exercise of this note in this registration statement.

         iBX issued to Evan Brovenick, an officer and director 1,000 shares of Series B preferred stock and 1,000,000 warrants to reimburse him for the $100,000 that was paid to Dudziak as described above. iBX also issued to David Blechman, an officer and director 700 shares of Series B preferred stock and 700,000 warrants to reimburse him for the $70,000 that was paid to Dudziak as described above. iBX issued to Jericho State Capital Corp. of Florida, or its designee, a convertible note in the principal amount of $200,000 and 20,000,000 warrants for payment of accrued fees as payments of amounts owed to it under a consulting agreement for 2003, 2004 and 2005 and also issued to Big Time Capital Group or its designee a convertible note in the principal amount of $200,000 and 20,000,000 warrants for payment of accrued fees.

         In December 2003 and January 2004, we issued an aggregate of 2,972,366 shares without any restrictive legend. At the time of issuance, iBX believed that it was issuing the shares upon exercise of outstanding warrants and that the shares issuable upon the exercise of these warrants were registered pursuant to a registration statement then in effect. However, due to an accounting error by iBX, all of the warrants included in the registration statement had been exercised. Accordingly, the 2,972,366 shares were issued without a valid registration statement in effect, which is a violation of Section 5. Since an effective registration statement was not in effect for these shares, these issuances may have violated Section 5 of the Securities Act of 1933. iBX is currently exploring appropriate corrective actions.


                                 PROPOSAL NO. 1

             TO ELECT FOUR DIRECTORS, EACH TO SERVE FOR ONE YEAR AND
            UNTIL HIS SUCCESSOR HAS BEEN DULY ELECTED AND QUALIFIED.

         The Board of Directors has concluded that the election of Messrs. Evan Brovenick, David Blechman, Alvin Brovenick and Mitchell Hershey as Directors is in IBX's best interest and recommends approval of their election. Biographical information concerning the nominees can be found under "Directors and Executive Officers.

         Unless otherwise instructed or unless authority to vote is withheld, the enclosed proxy will be voted for the election of Messrs. Brovenick, Blechman, Brovenick and Hershey. Although the Board of Directors of IBX does not contemplate that any of these individuals will be unable to serve, if such a situation arises prior to the Annual Meeting, the persons named in the enclosed proxy will vote for the election of any other person the Board of Directors may choose as a substitute nominee.

VOTE REQUIRED FOR APPROVAL

         All shares of IBX's common stock and the Series A preferred stock, voting on an as-converted basis and voting as a single class, will be entitled to vote on Proposal 1. Each of nominee must receive a plurality of the votes cast in order to be elected. The Board of Directors unanimously recommends a vote FOR the election of Messrs. Brovenick, Blechman, Brovenick and Hershey.


                                 PROPOSAL NO. 2

                  AMENDMENT OF THE CERTIFICATE OF INCORPORATION
             TO INCREASE NUMBER OF SHARES OF AUTHORIZED COMMON STOCK
                     FROM 100,000,000 TO 500,000,000 SHARES

         The Board of Directors has approved an amendment to the Certificate of Incorporation to increase the number of authorized shares of common stock from 100,000,000 to 500,000,000. As of March 15, 2004, 96,507,877 shares of common stock are issued and outstanding, and shares of series A preferred stock convertible into 5,700,000 shares are issued and outstanding.

         The Company currently has additional outstanding securities and agreements that would require the issuance of up to approximately 80,000,000 additional shares of its common stock. The Company's commitments to issue shares for outstanding securities as well as for future issuance can only be met if the Company's shareholders approve this proposed increase in authorized shares (Proposal No. 2).

         When issued, the additional shares of common stock authorized by the amendment will have the same rights and privileges as the shares of common stock currently authorized and outstanding. Holders of common stock have no preemptive rights and, accordingly, shareholders would not have any preferential rights to purchase any of the additional shares of common stock when such shares are issued. If the shareholders vote to approve the increase in the number of authorized shares of common stock, approximately 76,000,000 of the 400,000,000 newly authorized shares of common stock will be immediately reserved for issuance to cover the agreements that could cause the Company to exceed its authorized share limit that are described in Proposal No. 2.

         Having a substantial number of authorized but unissued shares of common stock that are not reserved for specific purposes will allow us to take prompt action with respect to corporate opportunities that develop, without the delay and expense of convening an annual meeting of shareholders for the purpose of approving an increase in the Company's capitalization. The issuance of additional shares of common stock may, depending upon the circumstances under which such shares are issued, reduce shareholders' equity per share and may reduce the percentage ownership of common stock by existing shareholders. It is not the present intention of the Board of Directors to seek shareholder approval prior to any issuance of shares of common stock that would become authorized by the amendment unless otherwise required by law or regulation. Frequently, opportunities arise that require prompt action, and it is the belief of the Board of Directors that the delay necessitated for shareholder approval of a specific issuance could be to the detriment of the Company and its shareholders.

         The increase in the authorized number of shares of the Company's common stock under the proposed amendment could be used by the Board of Directors to make more difficult, and thereby discourage, delay or prevent, an attempt to acquire control of the Company. For example, the shares could be privately placed with purchasers who might support the Company's Board of Directors in opposing a hostile takeover bid. The issuance of the new shares also could be used to dilute the stock ownership and voting power of a third party seeking to remove directors, replace incumbent directors, accomplish certain business combinations or alter, amend or repeal provisions of the Company's articles of incorporation or bylaws. To the extent that it impedes any such attempts, the issuance of shares following the adoption of the proposed amendment may serve to perpetuate existing management. While the proposed amendment may have potential anti-takeover effects, this proposal is not prompted by any specific effort or takeover threat currently perceived by the Company's Board of Directors or management. Although under Florida law our Board of Directors is required to make any determination to issue such stock based on its judgment as to the best interests of its shareholders, its Board of Directors could act in a manner that would discourage an acquisition attempt or other transaction that some, or a majority, of its shareholders might believe to be in their best interests or in which shareholders might receive a premium for their stock over the then market price of such stock.

VOTE REQUIRED FOR APPROVAL

         Approval of this proposal requires the affirmative vote of a majority of the shares of the Company's outstanding stock. The Board recommends a vote for approval of the amendment of the certificate of incorporation to increase the number of shares of authorized common stock.

                                 PROPOSAL NO. 3

                   TO APPROVE THE 2003 EQUITY INCENTIVE PLAN.

         On December 10, 2003, the Board of Directors approved the 2003 Equity Incentive Plan (2003 Plan) and recommended it for stockholder approval at the Annual Meeting. The purpose of the 2003 Plan is to induce officers, directors, employees and consultants of IBX or any of its subsidiaries who are in positions to contribute materially to IBX's growth and prosperity to remain with IBX by offering these individuals incentives and rewards in recognition of their contributions to IBX. The 2003 Plan applies to all grants of stock options granted on or after the date the 2003 Plan is approved or adopted by IBX's directors unless otherwise indicated.

         Under the 2003 Plan, IBX may issue options which will result in the issuance of up to an aggregate of 5,000,000 shares of IBX common stock. The 2003 Plan provides for options that qualify as incentive stock options ("Incentive Options") under Section 422 of the Code, as well as the issuance of non-qualified options ("Non-Qualified Options"). The shares issued by IBX under the 2003 Plan may be either treasury shares or authorized but unissued shares as IBX's board of directors may determine from time to time.

         Pursuant to the terms of the 2003 Plan, IBX may grant Non-Qualified Options only to officers, directors, employees and consultants of IBX or any of IBX's subsidiaries as selected by the board of directors or the Compensation Committee. The 2003 Plan also provides that the Incentive Options shall be available only to officers or employees of IBX or any of IBX's subsidiaries as selected by the board of directors or Compensation Committee.

         Options granted under the 2003 Plan must be evidenced by a stock option agreement in a form consistent with the provisions of the 2003 Plan. In the event that employment or service provided by a Plan participant is terminated for cause, any vested or unvested options, rights to any options of the 2003 Plan participant will terminate immediately regardless of whether the option is qualified or non-qualified. In the event a Plan participant is terminated for any reason other than for cause, death or disability, any non-qualified or qualified options, options rights held by the 2003 Plan participant may be exercised for three months after termination or at any time prior to the expiration of the option, whichever is shorter, but only to the extent vested on the termination date.

         The price at which shares of common stock covered by the option can be purchased is determined by IBX's Compensation Committee or Board of Directors; however, in all instances the exercise price is never less than the fair market value of IBX's common stock on the date the option is granted. To the extent that an Incentive Option or Non-Qualified Option is not exercised within the period in which it may be exercised in accordance with the terms and provisions of the 2003 Plan described above, the Incentive Option or Non-Qualified Option will expire as to the then unexercised portion. To exercise an option, the 2003 Plan participant must tender an amount equal to the total option exercise price of the underlying shares and provide written notice of the exercise to IBX. The right to purchase shares is cumulative so that once the right to purchase any shares has vested, those shares or any portion of those shares may be purchased at any time thereafter until the expiration or termination of the Option. A copy of the 2003 Plan is attached to this Proxy Statement as Appendix B.

                         INDEPENDENT PUBLIC ACCOUNTANTS

         The Board of Directors selected Salberg & Company, P.A. as the independent accountants of IBX for the year ended December 31, 2003. Representatives of Salberg & Company, P.A. are expected to be present at the Annual Meeting. They will have an opportunity, if they so desire, to make a statement and respond to appropriate questions from the stockholders. The board (in the absence of an independent audit committee) has considered the compatibility of non-audit services provided to IBX by Salberg & Company, P.A. in relationship to maintaining the auditor's independence.

AUDIT FEES

         For 2003 and 2002, iBX paid to Salberg & Company, P.A. audit fees of approximately $60,000 and $40,000, respectively, billed for professional services rendered for the audit of iBX's annual financial statements and the reviews of the financial statements included in iBX's financial statements included in its quarterly filings on Form 10-QSB for the respective periods.

AUDIT-RELATED FEES

         For 2003 and 2002, iBX paid to Salberg & Company fees of approximately $17,000 and $19,000 respectively, billed for assurance and related services by iBX's auditors that are reasonably related to the performance of the audit or review of iBX's financial statements included in iBX's financial statements included in its quarterly filings on Form 10-QSB for the respective periods. The services thus provided by iBX's auditors included accounting consultations and review in connection with registration statements and consultation concerning financial accounting and reporting standards.

TAX FEES

         For 2002, iBX paid to Salberg & Company fees of approximately $2,700 billed for tax compliance, tax advice and tax planning. No such fees were paid in 2003.

ALL OTHER FEES

         There were no other fees paid in 2003 or 2002 not identified above.

The iBX board approved 100% of the foregoing services rendered by the auditors.

            DELIVERY OF DOCUMENTS TO SHAREHOLDERS SHARING AN ADDRESS

         Only one copy of this Information Statement is being delivered to multiple shareholders sharing an address unless the Company has received contrary instructions from one or more of our shareholders. The Company must receive a written request at its corporate offices at 350 Jim Moran Boulevard, Deerfield Beach, Florida 33442 from a shareholder at a shared address with another shareholder to receive an additional copy of our this information statement. In addition, the Company must also receive a written request at its corporate from shareholders at a shared address who are receiving multiple copies of this Information Statement to receive a single copy of our this Information Statement. These aforementioned requests can also be made orally by calling the Company at (954) 312-1660.

                                 OTHER BUSINESS

         The Board of Directors is not aware of any other business that will come before the Meeting, but if any such matters are properly presented, the proxies solicited hereby will be voted in accordance with the best judgment of the persons holding the proxies. All shares represented by duly executed proxies will be voted at the Meeting.

                      STOCKHOLDER PROPOSALS AND SUBMISSIONS

         If you wish to present a proposal for inclusion in the proxy materials to be solicited by iIBX's board of directors with respect to the next annual meeting of stockholders, such proposal must be presented to iBX's management prior to September 30, 2004.

WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE MEETING, PLEASE SIGN AND RETURN THE ENCLOSED PROXY PROMPTLY USING THE ENVELOPE PROVIDED. YOUR VOTE IS IMPORTANT. IF YOU ARE A STOCKHOLDER OF RECORD AND ATTEND THE MEETING AND WISH TO VOTE IN PERSON, YOU MAY WITHDRAW YOUR PROXY AT ANY TIME PRIOR TO THE VOTE.

                                     PROXY

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                               OF IBX GROUP, INC.
                  ANNUAL MEETING OF SHAREHOLDERS: JUNE 24, 2004


         The undersigned shareholder of iBX Group, Inc, a Florida corporation (the "Company"), hereby appoints Mr. Evan Brovenick and David Blechman, or either of them, voting singly in the absence of the other, as his/her/its attorney(s) and proxy(ies), with full power of substitution and revocation, to vote, as designated on the reverse side, all of the shares of the Capital Stock of iBX Group, Inc. that the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Company to be held at 350 Jim Moran Boulevard, Deerfield Beach, Boca Raton, Florida 33442 at 9:00 a.m. (local time), on Thursday, June 24, 2004, or any adjournment or adjournments thereof, in accordance with the instructions on the reverse side hereof.

         This Proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this Proxy will be voted "FOR" each of the nominees listed in Proposal No. 1, "FOR" Proposal No. 2 and "FOR" Proposal No. 3. The proxies are authorized to vote as they may determine, in their discretion, upon such other business as may properly come before the Meeting.

 ------------------------------------------------------------------------------
                              FOLD AND DETACH HERE

Please mark                [X]
your votes as
indicated in
this example

The Board of Directors recommends a vote "FOR" Items 1, 2 and 3


Item 1 - ELECTION OF DIRECTORS:

                  FOR   WITHHELD
Evan Brovenick    [ ]      [ ]
David Blechman    [ ]      [ ]
Alvin Brovenick   [ ]      [ ]
Mitchell Hershey  [ ]      [ ]


WITHHELD FOR: (Write that nominee's
name in the space provided below):

                                                     FOR    AGAINST   ABSTAIN

Item 2 - AMENDMENT TO THE  COMPANY'S                 [ ]      [ ]        [ ]
CERTIFICATE OF INCORPORATION
TO INCREASE THE AUTHORIZED
SHARES OF THE COMMON STOCK


Item 3 - APPROVAL OF THE COMPANY'S                   [ ]      [ ]        [ ]
2003 EQUITY INCENTIVE PLAN


                                    The proxies are authorized to vote as they may determine, in their discretion, upon such other business as may properly come before the meeting.


Signature:                              Signature:


___________________________________     ___________________________________


Date: _____________


NOTE: Please sign as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by an authorized officer. If a partnership, please sign in partnership name by an authorized person.

                              ARTICLES OF AMENDMENT
                                       TO
                            ARTICLES OF INCORPORATION
                                       OF
                                 IBX GROUP INC.

                          Document Number P97000064975

Pursuant to the provisions of Section 607.1006, Florida Statutes, this Florida profit corporation adopts the following amendment to its articles of incorporation:

FIRST: Article IV is amended to read as follows:

                                   ARTICLE IV

         The capital stock authorized, the par value thereof, and the characteristics of such stock shall be as follows:

         NUMBER OF SHARES          PAR VALUE                 CLASS OF
            AUTHORIZED             PER SHARE                   STOCK
         ----------------          ---------                 ---------

            5,000,000                $.005                   Preferred

          500,000,000                $.005                     Common

         Series of the preferred stock may be created and issued from time to time, with such designations, preferences, conversion rights, cumulative, relative, participating, optional, or other rights, including voting rights, qualifications, limitations, or restrictions thereof as shall be stated and expressed in the resolution or resolutions providing for the creation and issuance of such series of preferred stock as adopted by the Board of Directors pursuant to the authority in this paragraph given.

THIRD: This amendment was adopted by the Board of Directors on December10, 2003 and by the shareholders at a duly called meeting on June 24, 2004.


         Signed this _____ day of June 2004.


                                        ----------------------------
                                        Evan Brovenick, President

                                 IBX GROUP, INC.
                           2003 EQUITY INCENTIVE PLAN

      1. PURPOSE. The purpose of the IBX Group, Inc. 2003 Equity Incentive Plan (the "Plan") is to advance the interests of IBX Group, Inc., a Florida corporation (the "Company"), by providing an additional incentive to attract, retain and motivate highly qualified and competent persons who are key to the Company, and upon whose efforts and judgment the success of the Company and its Subsidiaries is largely dependent, including key employees, consultants, independent contractors, Officers and Directors, by authorizing the grant of options to purchase Common Stock of the Company to persons who are eligible to participate hereunder, thereby encouraging stock ownership in the Company by such persons, all upon and subject to the terms and conditions of this Plan.

      2. DEFINITIONS. As used herein, the following terms shall have the meanings indicated:

            (a) "Board" shall mean the Board of Directors of the Company.

            (b) "Cause" shall mean any of the following:

                  (i) a determination by the Company that there has been a willful, reckless or grossly negligent failure by the Optionee to perform his or her duties as an employee of the Company;

                  (ii) a determination by the Company that there has been a willful breach by the Optionee of any of the material terms or provisions of any employment agreement between such Optionee and the Company;

                  (iii) any conduct by the Optionee that either results in his or her conviction of a felony under the laws of the United States of America or any state thereof, or of an equivalent crime under the laws of any other jurisdiction;

                  (iv) a determination by the Company that the Optionee has committed an act or acts involving fraud, embezzlement, misappropriation, theft, breach of fiduciary duty or material dishonesty against the Company, its properties or personnel;

                  (v) any act by the Optionee that the Company determines to be in willful or wanton disregard of the Company's best interests, or which results, or is intended to result, directly or indirectly, in improper gain or personal enrichment of the Optionee at the expense of the Company;

                  (vi) a determination by the Company that there has been a willful, reckless or grossly negligent failure by the Optionee to comply with any rules, regulations, policies or procedures of the Company, or that the Optionee has engaged in any act, behavior or conduct demonstrating a deliberate and material violation or disregard of standards of behavior that the Company has a right to expect of its employees; or

                  (vii) if the Optionee, while employed by the Company and for two years thereafter, violates a confidentiality and/or noncompete agreement with the Company, or fails to safeguard, divulges, communicates, uses to the detriment of the Company or for the benefit of any person or persons, or misuses in any way, any Confidential Information;

PROVIDED, HOWEVER, that, if the Optionee has entered into a written employment agreement with the Company which remains effective and which expressly provides for a termination of such Optionee's employment for "cause", the term "Cause" as used herein shall have the meaning as set forth in the Optionee's employment agreement in lieu of the definition of "Cause" set forth in this Section 2(b).

            (c) "Change of Control" shall mean the acquisition by any person or group (as that term is defined in the Securities Exchange Act of 1934 (the "Exchange Act")), and the rules promulgated pursuant to that act) in a single transaction or a series of transactions of 50% or more in voting power of the outstanding stock of the Company and a change of the composition of the Board of Directors so that, within two years after the acquisition took place, a majority of the members of the Board of Directors of the Company, or of any corporation with which the Company may be consolidated or merged, are persons who were not directors or officers of the Company or one of its Subsidiaries immediately prior to the acquisition, or to the first of a series of transactions which resulted in the acquisition of 50% or more in voting power of the outstanding stock of the Company.

            (d) "Code" shall mean the Internal Revenue Code of 1986, as amended.

            (e) "Committee" shall mean the stock option or compensation committee appointed by the Board or, if not appointed, the Board.

            (f) "Common Stock" shall mean the Company's common stock par value $.01 per share.

            (g) "Confidential Information" shall mean any and all information pertaining to the Company's financial condition, clients, customers, prospects, sources of prospects, customer lists, trademarks, trade names, service marks, service names, "know-how," trade secrets, products, services, details of client or consulting contracts, management agreements, pricing policies, operational methods, site selection, results of operations, costs and methods of doing business, owners and ownership structure, marketing practices, marketing plans or strategies, product development techniques or plans, procurement and sales activities, promotion and pricing techniques, credit and financial data concerning customers and business acquisition plans, that is not generally available to the public.

            (h) "Director" shall mean a member of the Board.

            (i) "Employee" shall mean any person, including officers, directors, consultants and independent contractors who are either employed or engaged by the Company or any parent or Subsidiary of the Company within the meaning of Code Section 3401(c) or the regulations promulgated thereunder.

            (j) "Fair Market Value" of a Share on any date of reference shall be the Closing Price of a share of Common Stock on the business day on or immediately preceding such date, unless the Committee in its sole discretion shall determine otherwise in a fair manner. For this purpose, the "Closing Price" of the Common Stock on any business day shall be (i) if the Common

Stock is listed or admitted for trading on any United States national securities exchange (including The Nasdaq Stock Market), or if actual transactions are otherwise reported on a consolidated transaction reporting system, the last reported sale price of the Common Stock on such exchange or reporting system, as reported in any newspaper of general circulation, or (ii) if clause (i) is not applicable, the mean between the high bid and low asked quotations for the Common Stock as reported by the Pink Sheets if at least two securities dealers have inserted both bid and asked quotations for the Common Stock on at least five of the ten preceding days. If the information set forth in clauses (i) through (ii) above is unavailable or inapplicable to the Company (e.g., if the Company's Common Stock is not then publicly traded or quoted), then the "Fair Market Value" of a Share shall be the fair market value (i.e., the price at which a willing seller would sell a Share to a willing buyer when neither is acting under compulsion and when both have reasonable knowledge of all relevant facts) of a share of the Common Stock on the business day immediately preceding such date as the Committee in its sole and absolute discretion shall determine in a fair and uniform manner.

            (k) "Family Member" shall mean any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships, any person sharing the Employee's household (other than a tenant or Employee), a trust in which these persons have more than 50% of the beneficial interest, a foundation in which these persons (or the Employee) control the management of assets, and any other entity in which these persons (or the Employee) own more than 50% of the voting interests.

            (l) "Incentive Stock Option" shall mean an incentive stock option as defined in Section 422 of the Code.

            (m) "Non-Employee Directors" shall have the meaning set forth in Rule 16b-3(b)(3)(i) (17 C.F.R. ss.240.16(b)-3(b)(3)(i)) under the Securities
Exchange Act of 1934, as amended.

            (n) "Non-Statutory Stock Option" or "Nonqualified Stock Option" shall mean an Option which is not an Incentive Stock Option.

            (o) "Officer" shall mean the Company's chairman, president, principal financial officer, principal accounting officer (or, if there is no such accounting officer, the controller), any vice-president of the Company in charge of a principal business unit, division or function (such as sales, administration or finance), any other officer who performs a policy-making function, or any other person who performs similar policy-making functions for the Company. Officers of Subsidiaries shall be deemed Officers of the Company if they perform such policy-making functions for the Company. As used in this paragraph, the phrase "policy-making function" does not include policy-making functions that are not significant. Unless specified otherwise in a resolution by the Board, an "executive officer" pursuant to Item 401(b) of Regulation S-K (17 C.F.R. ss.229.401(b)) shall be only such person designated as an "Officer" pursuant to the foregoing provisions of this paragraph.

            (p) "Option" (when capitalized) shall mean any stock option granted under this Plan.

            (q) "Optionee" shall mean a person to whom an Option is granted under this Plan or any person who succeeds to the rights of such person under this Plan by reason of the death of such person.

            (r) "Plan" shall mean this 2002 Stock Option Plan of the Company, which Plan shall be effective upon approval by the Board, subject to approval, within 12 months of the date thereof by holders of a majority of the Company's issued and outstanding Common Stock of the Company.

            (s) "Securities Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

            (t) "Share" or "Shares" shall mean a share or shares, as the case may be, of the Common Stock, as adjusted in accordance with Section 10 of this Plan.

            (u) "Subsidiary" shall mean any corporation (other than the Company) in any unbroken chain of corporations beginning with the Company if, at the time of the granting of the Option, each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50 % or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

      3. SHARES AND OPTIONS. Subject to adjustment in accordance with Section 10 hereof, the Company may grant to Optionees from time to time Options to purchase an aggregate of up to _____,000 Shares from Shares held in the Company's treasury or from authorized and unissued Shares. If any Option granted under this Plan shall terminate, expire, or be canceled, forfeited or surrendered as to any Shares, the Shares relating to such lapsed Option shall be available for issuance pursuant to new Options subsequently granted under this Plan. Upon the grant of any Option hereunder, the authorized and unissued Shares to which such Option relates shall be reserved for issuance to permit exercise under this Plan. Subject to the provisions of Section 14 hereof, an Option granted hereunder shall be either an Incentive Stock Option or a Non-Statutory Stock Option as determined by the Committee at the time of grant of such Option and shall clearly state whether it is an Incentive Stock Option or Non-Statutory Stock Option. All Incentive Stock Options shall be granted within ten years from the effective date of this Plan.

      4. LIMITATIONS. Options otherwise qualifying as Incentive Stock Options hereunder will not be treated as Incentive Stock Options to the extent that the aggregate Fair Market Value (determined at the time the Option is granted) of the Shares, with respect to which Options meeting the requirements of Code
Section 422(b) are exercisable for the first time by any individual during any calendar year (under all stock option or similar plans of the Company and any Subsidiary), exceeds $100,000.

      5. CONDITIONS FOR GRANT OF OPTIONS.

            (a) Each Option shall be evidenced by an option agreement that may contain any term deemed necessary or desirable by the Committee, provided such terms are not inconsistent with this Plan or any applicable law. Optionees shall be those persons selected by the Committee from the class of all regular Employees of the Company or its Subsidiaries, including Employee Directors and Officers who are regular or former regular employees of the Company, as well as consultants to the Company. Any person who files with the Committee, in a form satisfactory to the

Committee, a written waiver of eligibility to receive any Option under this Plan shall not be eligible to receive any Option under this Plan for the duration of such waiver.

            (b) In granting Options, the Committee shall take into consideration the contribution the person has made, or is expected to make, to the success of the Company or its Subsidiaries and such other factors as the Committee shall determine. The Committee shall also have the authority to consult with and receive recommendations from Officers and other personnel of the Company and its Subsidiaries with regard to these matters. The Committee may from time to time in granting Options under this Plan prescribe such terms and conditions concerning such Options as it deems appropriate, including, without limitation,
(i) the exercise price or prices of the Option or any installments thereof, (ii) prescribing the date or dates on which the Option becomes and/or remains exercisable, (iii) providing that the Option vests or becomes exercisable in installments over a period of time, and/or upon the attainment of certain stated standards, specifications or goals, (iv) relating an Option to the continued employment of the Optionee for a specified period of time, (v) providing whether the Option shall fully vest upon a Change of Control or (vi) conditions or termination events with respect to the exercisability of any Option, provided that such terms and conditions are not more favorable to an Optionee than those expressly permitted herein.

            (c) The Options granted to employees under this Plan shall be in addition to regular salaries, pension, life insurance or other benefits related to their employment with the Company or its Subsidiaries. Neither this Plan nor any Option granted under this Plan shall confer upon any person any right to employment or continuance of employment (or related salary and benefits) by the Company or its Subsidiaries.

      6. EXERCISE PRICE. The exercise price per Share of any Option shall be any price determined by the Committee but shall not be less than the par value per Share; PROVIDED, HOWEVER, that in no event shall the exercise price per Share of any Incentive Stock Option be less than the Fair Market Value of the Shares underlying such Option on the date such Option is granted and, in the case of an Incentive Stock Option granted to a 10% shareholder, the per Share exercise price will not be less than 110% of the Fair Market Value in accordance with
Section 14 of this Plan. Re-granted Options, or Options which are canceled and then re-granted covering such canceled Options, will, for purposes of this
Section 6, be deemed to have been granted on the date of the re-granting.

      7. EXERCISE OF OPTIONS.

            (a) An Option shall be deemed exercised when (i) the Company has received written notice of such exercise in accordance with the terms of the Option, (ii) full payment of the aggregate option price of the Shares as to which the Option is exercised has been made, (iii) the Optionee has agreed to be bound by the terms, provisions and conditions of any applicable shareholders' agreement, and (iv) arrangements that are satisfactory to the Committee in its sole discretion have been made for the Optionee's payment to the Company of the amount that is necessary for the Company or the Subsidiary employing the Optionee to withhold in accordance with applicable Federal or state tax withholding requirements. Unless further limited by the Committee in any Option, the exercise price of any Shares purchased pursuant to the exercise of such Option shall be paid in cash, by certified or official bank check, by money order, with Shares or by a combination of the above; PROVIDED, HOWEVER, that the Committee in its sole discretion may accept a personal check in full or partial payment of any Shares. If the exercise price is paid in whole or in part with Shares, the value of the Shares surrendered shall be their Fair Market Value on the date the Option is exercised. The Company in its sole discretion may, on an individual basis or pursuant to a general program established by the Committee in connection with this Plan, lend money to an Optionee to exercise all or a portion of the Option granted hereunder. If the exercise price is paid in whole or part with the Optionee's promissory note, such note shall (i) provide for full recourse to the maker,
(ii) be collateralized by the pledge of the Shares that the Optionee purchases upon exercise of such Option, (iii) bear interest at a rate no less than the rate of interest payable by the Company to its principal lender, and (iv) contain such other terms as the Committee in its sole discretion shall require. No Optionee shall be deemed to be a holder of any shares subject to an Option unless and until a stock certificate or certificates for such shares are issued to the person(s) under the terms of this Plan. No adjustments shall be made for dividends (ordinary or extraordinary, whether in cash, securities or property) or distributions or other rights for which the record date is prior to the date such stock certificate is issued, except as expressly provided in Section 10 hereof.

            (b) No Optionee shall be deemed to be a holder of any Shares subject to an Option unless and until a stock certificate or certificates for such Shares are issued to such person(s) under the terms of this Plan. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions or other rights for which the record date is prior to the date such stock certificate is issued, except as expressly provided in Section 10 hereof.

      8. EXERCISABILITY OF OPTIONS. Any Option shall become exercisable in such amounts, at such intervals, upon such events or occurrences and upon such other terms and conditions as shall be provided in this Plan or in an individual Option agreement evidencing such Option, except as otherwise provided in Section 5(b) or this Section 8.

            (a) The expiration date(s) of an Option shall be determined by the Committee at the time of grant, but in no event shall an Option be exercisable after the expiration of ten years from the date of grant of the Option.

            (b) Unless otherwise expressly provided in any Option as approved by the Committee, notwithstanding the exercise schedule set forth in any Option, each outstanding Option, may, in the sole discretion of the Committee, become fully exercisable upon the date of the occurrence of any Change of Control, but, unless otherwise expressly provided in any Option, no earlier than six months after the date of grant, and if and only if Optionee is in the employ of the Company on such date.

            (c) The Committee may in its sole discretion at any time accelerate the date on which any Option may be exercised and may accelerate the vesting of any Shares subject to any Option or previously acquired by the exercise of any Option.

      9. TERMINATION OF OPTION PERIOD.

            (a) Unless otherwise expressly provided in any Option, the unexercised portion of any Option shall automatically and without notice immediately terminate and become forfeited, null and void at the time of the earliest to occur of the following:

                  (i) three months after the date on which the Optionee's employment is terminated for any reason other than by reason of (A) Cause, (B) the termination of the Optionee's employment with the Company by such Optionee following less than ninety (90) days' prior written notice to the Company of such termination (an "Improper Termination"), (C) a mental or physical disability (within the meaning of Section 22(e) of the Code) as determined by a medical doctor satisfactory to the Committee, or (D) death;

                  (ii) immediately upon (A) the termination by the Company of the Optionee's employment for Cause, or (B) an Improper Termination; or

                  (iii) the later of (A) twelve months after the date of termination of the Optionee's employment by reason of death of the employee, or
(B) three months after the date on which the Optionee shall die if such death shall occur during the one year period specified in Subsection 9(a)(iii) hereof.

            (b) Notwithstanding the foregoing, if the Optionee's employment is terminated by reason of a mental or physical disability (within the meaning of Section 22(e) of the Code) as determined by a medical doctor satisfactory to the Committee or the Optionee retires from employment by the Company or any other entity, then the Option shall continue until the original expiration date.

            (c) The Committee in its sole discretion may, by giving written notice ("cancellation notice"), cancel effective upon the date of the consummation of any corporate transaction described in Subsection 10(d) hereof, any Option that remains unexercised on such date. Such cancellation notice shall be given a reasonable period of time prior to the proposed date of such cancellation and may be given either before or after approval of such corporate transaction.

            (d) Upon Optionee's termination of employment as described in this
Section 9, or otherwise, any Option (or portion thereof) not previously vested or not yet exercisable pursuant to Section 8 of this Plan or the vesting schedule set forth in such Option shall be immediately canceled.

      10. ADJUSTMENT OF SHARES.

            (a) If at any time while this Plan is in effect or unexercised Options are outstanding, there shall be any increase or decrease in the number of issued and outstanding Shares through the declaration of a stock dividend or through any recapitalization resulting in a stock split, combination or exchange of Shares (other than any such exchange or issuance of Shares through which Shares are issued to effect an acquisition of another business or entity or the Company's purchase of Shares to exercise a "call" purchase option), then and in such event:

                  (i) appropriate adjustment shall be made in the maximum number of Shares available for grant under this Plan, so that the same percentage of the Company's issued and outstanding Shares shall continue to be subject to being so optioned;

                  (ii) appropriate adjustment shall be made in the number of Shares and the exercise price per Share thereof then subject to any outstanding Option, so that the same percentage of the Company's issued and outstanding Shares shall remain subject to purchase at the same aggregate exercise price; and

                  (iii) such adjustments shall be made by the Committee, whose determination in that respect shall be final, binding and conclusive.

            (b) Subject to the specific terms of any Option, the Committee may change the terms of Options outstanding under this Plan, with respect to the option price or the number of Shares subject to the Options, or both, when, in the Committee's sole discretion, such adjustments become appropriate by reason of a corporate transaction described in Subsection 10(d) hereof, or otherwise.

            (c) Except as otherwise expressly provided herein, the issuance by the Company of shares of its capital stock of any class, or securities convertible into or exchangeable for shares of its capital stock of any class, either in connection with a direct or unwritten sale or upon the exercise of rights or warrants to subscribe therefor or purchase such Shares, or upon conversion of shares of obligations of the Company convertible into such shares or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to the number of or exercise price of Shares then subject to outstanding Options granted under this Plan.

            (d) Without limiting the generality of the foregoing, the existence of outstanding Options granted under this Plan shall not affect in any manner the right or power of the Company to make, authorize or consummate (i) any or all adjustments, reclassifications, recapitalizations, reorganizations or other changes in the Company's capital structure or its business; (ii) any merger or consolidation of the Company or to which the Company is a party; (iii) any issuance by the Company of debt securities, or preferred or preference stock that would rank senior to or above the Shares subject to outstanding Options;
(iv) any purchase or issuance by the Company of Shares or other classes of common stock or common equity securities; (v) the dissolution or liquidation of the Company; (vi) any sale, transfer, encumbrance, pledge or assignment of all or any part of the assets or business of the Company; or (vii) any other corporate act or proceeding, whether of a similar character or otherwise.

            (e) The Optionee shall receive written notice within a reasonable time prior to the consummation of such action advising the Optionee of any of the foregoing. The Committee may, in the exercise of its sole discretion, in such instances declare that any Option shall terminate as of a date fixed by the Board and give each Optionee the right to exercise his or her Option.

      11. TRANSFERABILITY OF OPTIONS. Unless otherwise authorized by the Board, no Option granted hereunder shall be sold, pledged, assigned, hypothecated, disposed or otherwise transferred by the Optionee other than (a) by will or the laws of descent and distribution, (b) by gift to a Family Member, or (c) through a domestic relations order in settlement of marital property rights. No Option shall be exercisable during the Optionee's lifetime by any person other than the Optionee or transferee permitted under this Section 11.

      12. ISSUANCE OF SHARES. As a condition of any sale or issuance of Shares upon exercise of any Option, the Committee may require such agreements or undertakings, if any, as the Committee may deem necessary or advisable to assure compliance with any such law or regulation including, but not limited to, the following:

            (i) a representation and warranty by the Optionee to the Company, at the time any Option is exercised, that he is acquiring the Shares to be issued to him for investment and not with a view to, or for sale in connection with, the distribution of any such Shares; and

            (ii) (A) an agreement and undertaking to comply with all of the terms, restrictions and provisions set forth in any then applicable shareholders' agreement relating to the Shares, including, without limitation, any restrictions on transferability, any rights of first refusal and any option of the Company to "call" or purchase such Shares under then applicable agreements, and

                  (B) any restrictive legend or legends, to be embossed or imprinted on Share certificates, that are, in the discretion of the Committee, necessary or appropriate to comply with the provisions of any securities law or other restriction applicable to the issuance of the Shares.

      13. ADMINISTRATION OF THIS PLAN.

            (a) This Plan shall initially be administered by the Board. As soon as may be practicable, but no later than the date (if ever) the Common Stock is listed or admitted for trading on any United States national securities exchange, the Plan shall be administered by the Committee, which shall consist of not less than two Non-Employee Directors. The Committee shall have all of the powers of the Board with respect to this Plan. Any member of the Committee may be removed at any time, with or without cause, by resolution of the Board and any vacancy occurring in the membership of the Committee may be filled by appointment by the Board.

            (b) Subject to the provisions of this Plan, the Committee shall have the authority, in its sole discretion, to: (i) grant Options, (ii) determine the exercise price per Share at which Options may be exercised, (iii) determine the Optionees to whom, and time or times at which, Options shall be granted, (iv) determine the number of Shares to be represented by each Option, (v) determine the terms, conditions and provisions of each Option granted (which need not be identical) and, with the consent of the holder thereof, modify or amend each Option, (vi) defer (with the consent of the Optionee) or accelerate the exercise date of any Option, and (vii) make all other determinations deemed necessary or advisable for the administration of this Plan, including repricing, canceling and regranting Options.

            (c) The Committee, from time to time, may adopt rules and regulations for carrying out the purposes of this Plan. The Committee's determinations and its interpretation and construction of any provision of this Plan shall be final, conclusive and binding upon all Optionees and any holders of any Options granted under this Plan.

            (d) Any and all decisions or determinations of the Committee shall be made either (i) by a majority vote of the members of the Committee at a meeting of the Committee or (ii) without a meeting by the unanimous written approval of the members of the Committee.

            (e) No member of the Committee, or any Officer or Director of the Company or its Subsidiaries, shall be personally liable for any act or omission made in good faith in connection with this Plan.

      14. INCENTIVE OPTIONS FOR 10% SHAREHOLDERS. Notwithstanding any other provisions of this Plan to the contrary, an Incentive Stock Option shall not be granted to any person owning directly or indirectly (through attribution under Section 424(d) of the Code) at the date of grant, stock possessing more than 10% of the total combined voting power of all classes of stock of the Company (or of its Subsidiary) at the date of grant unless the exercise price of such Option is at least 110% of the Fair Market Value of the Shares subject to such Option on the date the Option is granted, and such Option by its terms is not exercisable after the expiration of ten years from the date such Option is granted.

      15. INTERPRETATION.

            (a) This Plan shall be administered and interpreted so that all Incentive Stock Options granted under this Plan will qualify as Incentive Stock Options under Section 422 of the Code. If any provision of this Plan should be held invalid for the granting of Incentive Stock Options or illegal for any reason, such determination shall not affect the remaining provisions hereof, and this Plan shall be construed and enforced as if such provision had never been included in this Plan.

            (b) This Plan shall be governed by the laws of the State of Florida.

            (c) Headings contained in this Plan are for convenience only and shall in no manner be construed as part of this Plan or affect the meaning or interpretation of any part of this Plan.

            (d) Any reference to the masculine, feminine, or neuter gender shall be a reference to such other gender as is appropriate.

            (e) Time shall be of the essence with respect to all time periods specified for the giving of notices to the company hereunder, as well as all time periods for the expiration and termination of Options in accordance with
Section 9 hereof (or as otherwise set forth in an option agreement).

      16. CANCELLATION AND RESCISSION OF AWARDS.

            (a) Unless the Option specifies otherwise, the Committee may cancel, rescind, suspend, withhold or otherwise limit or restrict any unexpired, unpaid, or deferred Options at any time if the Optionee is not in compliance with all applicable provisions of this Plan and the individual Option agreement evidencing such Option, or if the Optionee engages in any "Detrimental Activity." For purposes of this Section 16, "Detrimental Activity" shall include: (i) the rendering of services for any organization or engaging directly or indirectly in any business which is or becomes competitive with the Company, or which organization or business, or the rendering of services to such organization or business, is or becomes otherwise prejudicial to or in conflict with the interests of the Company; (ii) the disclosure to anyone outside the Company, or the use in other than the Company's business, without prior written authorization from the Company, of any confidential information or material, as defined in any agreement between the Optionee and the Company regarding confidential information and intellectual property either during or after employment with the Company; (iii) the failure or refusal to disclose promptly and to assign to the Company, pursuant to the Company's confidentiality agreement with the Optionee, all right, title and interest in any invention or idea, patentable or not, made or conceived by the Optionee during employment by the Company, relating in any manner to the actual or anticipated business, research or development work of the Company or the failure or refusal to do anything reasonably necessary to enable the Company to secure a patent where appropriate in the United States and in other countries; (iv) activity that results in termination of the Optionee's employment for cause; (v) a material violation of any written rules, policies, procedures or guidelines of the Company; (vi) any attempt directly or indirectly to induce any employee of the Company to be employed or perform services elsewhere or any attempt directly or indirectly to solicit the trade or business of any current or prospective customer, supplier or partner of the Company; (vii) the Optionee being convicted of, or entering a guilty plea with respect to, a crime, whether or not connected with the Company; or (viii) any other conduct or act determined to be injurious, detrimental or prejudicial to any interest of the Company.

            (b) Upon exercise, payment or delivery pursuant to an Option, the Optionee shall certify in a manner acceptable to the Company that he or she is in compliance with the terms and conditions of the Plan. In the event a Optionee fails to comply with the provisions of paragraphs (a)(i)-(viii) of this Section 16 prior to, or during the six months after, any exercise, payment or delivery pursuant to an Option, such exercise, payment or delivery may be rescinded by the Company within two years thereafter. In the event of any such rescission, the Optionee shall pay to the Company the amount of any gain realized or payment received as a result of the rescinded exercise, payment or delivery, in such manner and on such terms and conditions as may be required, and the Company shall be entitled to set-off against the amount of any such gain any amount owed to the Optionee by the Company.

      17. AMENDMENT AND DISCONTINUATION OF THIS PLAN. Either the Board or the Committee may from time to time amend this Plan or any Option without the consent or approval of the shareholders of the Company; PROVIDED, HOWEVER, that, except to the extent provided in Section 9, no amendment or suspension of this Plan or any Option issued hereunder shall substantially impair any Option previously granted to any Optionee without the consent of such Optionee.

      18. TERMINATION DATE. This Plan shall terminate ten years after the date of adoption by the Board of Directors.